                         Consent of Independent Auditors




We consent to the references to our firm under the captions "Financial Highlights" in the Prospectuses of Delaware Group Equity Funds I, Inc. - Delaware Fund and Delaware Group Equity Funds I, Inc. - Devon Fund (formerly Delaware Group Delaware Fund, Inc. - Delaware Fund and Delaware Group Delaware Fund, Inc. - Devon Fund respectively) and "Financial Statements" in the Statement of Additional Information of Delaware Group Equity Funds I, Inc. (formerly Delaware Group Delaware Fund, Inc.) and to the incorporation by reference in this Post-Effective Amendment No. 104 to the Registration Statement (Form N-1A No.2-10765), of Delaware Group Equity Funds I, Inc. (formerly Delaware Group Delaware Fund, Inc.) of our reports dated December 16, 1996, included in the 1996 Annual Reports to Shareholders of the Delaware Group Equity Funds I, Inc. - Delaware Fund and Delaware Group Equity Funds I, Inc. - Devon Fund (formerly Delaware Group Delaware Fund, Inc. - Delaware Fund and Delaware Group Delaware Fund, Inc. - Devon Fund respectively).






Philadelphia, Pennsylvania
December 20, 1996


                                                  /s/ Ernst & Young LLP
                                                  ---------------------
                                                  Ernst & Young LLP

                         Report of Independent Auditors

To the Shareholders and Board of Directors
Delaware Group Delaware Fund, Inc. - Devon Fund


We have audited the accompanying statement of net assets of Delaware Group Delaware Fund, Inc. - Devon Fund as of October 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each period from December 29, 1993 (date of initial public offering) to October 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Group Delaware Fund, Inc. - Devon Fund at October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each period from December 29, 1993 (date of initial public offering) to October 31, 1996, in conformity with generally accepted accounting principles.

Philadelphia, Pennsylvania
December 16, 1996

                                               /s/ Ernst & Young LLP
                                               ---------------------
                                               Ernst & Young LLP

                         Report of Independent Auditors

To the Shareholders and Board of Directors
Delaware Group Delaware Fund, Inc. - Delaware Fund


We have audited the accompanying statement of net assets of Delaware Group Delaware Fund, Inc. - Delaware Fund as of October 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Group Delaware Fund, Inc. - Delaware Fund at October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


Philadelphia, Pennsylvania
December 16, 1996

                                               /s/ Ernst & Young LLP
                                               ---------------------
                                               Ernst & Young LLP